SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
                                            |_| Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Under Rule 14a-12

                               INTELLIGROUP, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     |_| Fee paid previously with preliminary materials.

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     |_| Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                               INTELLIGROUP, INC.
                               499 THORNALL STREET
                            EDISON, NEW JERSEY 08837

                  IMPORTANT NOTICE FROM YOUR BOARD OF DIRECTORS

                                                             June 7, 2002

Dear Fellow Shareholder:

     We will shortly be sending you a detailed proxy statement and blue proxy card for the Company's Annual Meeting of Shareholders scheduled for Tuesday, July 2, 2002. By now, you may have heard that Ashok Pandey, a shareholder of the Company, has filed a preliminary proxy statement with the intention of launching a hostile and costly proxy contest to take control of your company's Board of Directors. As a result you may also receive proxy solicitation materials and a white proxy card from Mr. Pandey seeking your vote to elect his slate of hand-picked nominees to the Company's Board of Directors.

             YOUR BOARD OF DIRECTORS VIGOROUSLY OPPOSES MR. PANDEY'S
              PROXY SOLICITATION AND STRONGLY URGES YOU NOT TO SIGN
            OR RETURN ANY WHITE PROXY CARD SENT TO YOU BY MR. PANDEY.

     Your Board of Directors recommends instead that you carefully review the Company's proxy statement, which will be mailed to you shortly, and that you demonstrate your support for the Company's proposed nominees by signing, dating and mailing the blue proxy card that will be mailed to you along with the Company's proxy statement.

     DO NOT BE RUSHED INTO A VOTING DECISION WITHOUT HAVING ALL THE NECESSARY FACTS.

     Your Board of Directors, in spite of the distractions of this proxy contest, is committed to the creation of shareholder value and remains confident that our strategic plan, strong leadership and customer and business partner relationships will continue to provide superior value to all shareholders.

     Thank you for your attention and cooperation. If you have any questions or need any assistance voting your shares, please contact our proxy solicitor Georgeson Shareholder Communications Inc. toll free at (866) 811-4115.


On behalf of the Board of Directors:


/s/ Nagarjun Valluripalli                /s/ Nicholas Visco
------------------------------------     ---------------------------------------
Chairman of the Board, President and     Senior Vice President-Finance and
Chief Executive Officer                  Administration, Chief Financial
                                         Officer, Treasurer and Secretary

                            SUPPLEMENTAL INFORMATION

     Under applicable regulations of the Securities and Exchange Commission, Intelligroup and its directors, executive officers and nominees for the
Company's Board of Directors may be deemed to be participants in the solicitation of proxies from the Company's shareholders in favor of the proposals to be presented by the Company at the annual meeting. These directors, executive officers and nominees include the following:

NAME OF DIRECTOR/EXECUTIVE OFFICER/NOMINEE             BENEFICIAL OWNERSHIP(5)
------------------------------------------             --------------------

     Nagarjun Valluripalli(1)(3)                             608,481
     Klaus Besier(2)(3)                                       32,000
     Dennis McIntosh(2)(3)                                    10,000
     Alexander Graham Wilson(2)(3)                           451,164
     Prabhas Panigrahi(2)(3)                                       0
     Nic Di Iorio(3)                                           7,500
     Nicholas Visco(4)                                        78,300

     ------

     (1) Chairman of the Board, President and Chief Executive Officer of the Company.
     (2) Current member of the Company's Board of Directors.
     (3) Nominee for election to the Company's Board of Directors.
     (4) Senior Vice President-Finance and Administration, Chief Financial Officer, Treasurer and Secretary of the Company.
     (5)Includes shares of the Company's Common Stock directly or indirectly held by such individuals as of May 30, 2002, as well as any shares of Common Stock underlying options granted to such individuals which are exercisable as of May 30, 2002 or 60 days after such date.

     In connection with its upcoming annual meeting of shareholders, the Company plans to file a proxy statement with the Securities and Exchange Commission. INTELLIGROUP SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other material (when available) and any other documents that may be filed by the Company with the Securities and Exchange Commission in connection with the annual meeting at the Securities and Exchange Commission's web site at www.sec.gov. Shareholders of the Company may also obtain free copies of the proxy statement and other documents filed by the Company in connection with the annual meeting by directing a request to: Intelligroup, Inc. at 499 Thornall Street, Edison, New Jersey 08837, Attention: Nicholas Visco, Chief Financial Officer.

                             SOLICITATION; EXPENSES

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company has engaged Georgeson Shareholder Communications Inc. to serve as a proxy solicitor for the Company. The entire expense of preparing, assembling, printing and mailing this proxy solicitation and related materials and the cost of soliciting proxies will be borne by the Company. Although no precise estimate can be made at the present time, the Company currently estimates that the total expenditures relating to the proxy solicitation incurred by the Company will be approximately $275,000, of which $77,000 has been incurred to date.

     The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.